UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2009

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

98 San Jacinto Blvd., Suite 220
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 23, 2009, the Audit Committee of the Board of Directors of Stratus Properties Inc. (“Stratus”) approved the dismissal of Stratus’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and the engagement of Travis Wolff & Company LLP (“TravisWolff”) to serve as Stratus’ new independent registered public accounting firm.  The dismissal of PwC and the engagement of TravisWolff as Stratus’ new independent registered public accounting firm are effective immediately.

PwC’s reports on Stratus’ consolidated financial statements for each of the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2007 and the interim period between December 31, 2008 and the date of this Form 8-K, there were no disagreements between Stratus and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, Stratus has provided PwC with a copy of the foregoing disclosures. A copy of PwC’s letter, dated September 28, 2009, stating its agreement with the above statements is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2008 and December 31, 2007 and through the date of this Form 8-K, neither Stratus nor anyone acting on Stratus’ behalf consulted TravisWolff with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Stratus’ consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date:  September 28, 2009

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

16.1	Letter from PricewaterhouseCoopers LLP dated September 28, 2009.